UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2004

URECOATS INDUSTRIES INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Quorum Business Center, 718 South Military Trail, Deerfield Beach, FL 33442
(Address of Principal Executive Offices and Zip Code)

(954) 428-8686
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

URECOATS INDUSTRIES INC.
FORM 8-K
November 10, 2004
INDEX

		Page

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT

	Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

SIGNATURES		4

2

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

1.	Item 5.02 (b)

On and effective November 10, 2004, Urecoats Industries Inc. (the “Registrant”) was notified by Steven Mendelow of his resignation as a member of the Registrant’s Board of Directors and any of the committees of the Registrant’s Board of Directors.

Mr. Mendelow served on the Registrant’s Board of Directors since October 9, 2001 and immediately prior to his resignation was the Chairperson of and Financial Expert on the Audit and a member of the Corporate Governance and Executive Committees.

2.	Item 5.02 (c)

On and effective November 12, 2004, the Board of Directors of the Registrant appointed Gilbert Cohen as a member of its Board of Directors. The Chairman of the Board and President identified the need for a new director based on the resignation of a director as described in Item 5.02(b)1 above and the Chairman of the Board recommended Mr. Cohen as a candidate to the Corporate Governance Committee for consideration. The Corporate Governance Committee reviewed Mr. Cohen’s qualifications and recommended his appointment to the Board of Directors. The Board of Directors, upon recommendation of the Audit Committee, approved the appointment of Mr. Cohen as the Chairperson of the Audit Committee and designated him as the Audit Committee Financial Expert (pursuant to his meeting the requirements set forth in Item 401(h)(2) of SEC Regulation S-K), and, upon recommendation of the Corporate Governance Committee, approved his appointment as a member of the Corporate Governance Committee.

Mr. Gilbert Cohen was the co-founder, chief financial officer, and treasurer of The Kamson Corporation from 1969 to 2001. From 1960 to 1969, he was the treasurer of the Bruck Group, Four Companies - Subsidiaries of American Hospital Supply Corporation, a former New York Stock Exchange listed corporation. Mr. Cohen retired in 2001 and, on a voluntary basis, is a baseball coach for the Cavallini School in Upper Saddle River for the public school system. His professional memberships include the American Institute of CPAs and New York State Society of CPAs. Mr. Cohen received his B.A. in 1953 and B.S. in 1956 from Brooklyn College.

3

SIGNATURES

Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URECOATS INDUSTRIES INC.

Date: November 12, 2004	By:	/s/ Michael T. Adams

Michael T. Adams
President

URECOATS INDUSTRIES INC.

Date: November 12, 2004	By:	/s/ Dennis A. Dolnick

Dennis A. Dolnick
Chief Financial Officer

4